Unit Based Compensation	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Unit Based Compensation
16.	Unit Based Compensation

For the year ended December 31, 2013, 8,307 common units, with an aggregate value of $0.3 million, were granted and issued to the non-management directors of the General Partner as part of their annual compensation for 2013.

During March 2013, the Partnership granted 63,309 restricted units with a fair value of $1.8 million, based on the Partnership’s closing unit price on the grant date. Each restricted unit is equal in value to one unit of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The restricted units vest equally over three years from the grant date. Any portion of a restricted unit award that is not vested on the date of a recipient’s termination of service is cancelled, unless their termination arises as a result of the recipient’s retirement and in this case the restricted unit award will continue to vest in accordance with the vesting schedule. Upon vesting, the value of the restricted units is paid to each grantee in the form of common units or cash. During the year ended December 31, 2013, the Partnership recorded a unit based compensation expense of $0.9 million in the Partnership’s consolidated statement of income (loss).